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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant /x/
Filed by a Party other than the Registrant / /
Check the appropriate box:
/ /	Preliminary Proxy Statement
/ /	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/x/	Definitive Proxy Statement
/ /	Definitive Additional Materials
/ /	Soliciting Material Pursuant to §240.14a-12
TICKETMASTER
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/x/	No fee required
/ /	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
/ /	Fee paid previously with preliminary materials.
/ /	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

TICKETMASTER
3701 Wilshire Boulevard Los Angeles, California 90010

    April 20, 2001

Dear Stockholder:

    You are cordially invited to attend the 2001 Annual Meeting of Stockholders of Ticketmaster. It will be held on Wednesday, May 23, 2001 at 10:00 a.m., at the Pasadena Hilton Hotel, 168 S. Los Robles Avenue, Pasadena, California 91101.

    The matters on the agenda for the meeting are set forth in the attached Notice of Annual Meeting of Stockholders. In addition to the agenda items, there will be a report on operations and an opportunity for questions. We have also included the Annual Report for the 2000 fiscal year.

    We hope you can attend the meeting. Whether or not you can attend, it is important that you sign, date and return your proxy as soon as possible. If you decide to attend the meeting, you may vote in person if you desire, even if you previously mailed your proxy card. Your vote, regardless of the number of shares you own, is important. We urge you to indicate your approval by voting FOR the matters indicated in the Notice.

    On behalf of the Board of Directors, we thank you for your ongoing involvement and support.

Sincerely,

John Pleasants
President and Chief Executive Officer

TICKETMASTER
3701 Wilshire Boulevard
Los Angeles, California 90010

NOTICE OF 2001 ANNUAL MEETING OF STOCKHOLDERS

TO THE STOCKHOLDERS OF TICKETMASTER:

    Notice is hereby given that the 2001 Annual Meeting of Stockholders (the "Annual Meeting") of Ticketmaster (the "Company") will be held on Wednesday, May 23, 2001, at 10:00 a.m., at the Pasadena Hilton Hotel, 168 S. Los Robles Avenue, Pasadena, California 91101 for the following purposes:

  1.
  To elect the Company's Board of Directors for the ensuing year to serve until the next Annual Meeting of Stockholders and thereafter until their respective successors are elected and have been qualified;

  2.
  To approve an amendment to the Company's 1999 Stock Plan (the "Plan") providing for an increase in the number of shares authorized for issuance under the Plan;

  3.
  To ratify the appointment by the Board of Directors of Ernst & Young LLP as independent auditors for the Company and its subsidiaries for the year ending December 31, 2001; and

  4.
  To transact such other business as may properly come before the Annual Meeting and any postponement or adjournment thereof.

    The record date for purposes of determining stockholders entitled to receive notice of and to vote at the 2001 Annual Meeting is the close of business on April 4, 2001. Only stockholders of record as of that time are entitled to such notice and to vote at the Annual Meeting.

    All of the Company's stockholders are invited to attend the Annual Meeting. YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD IN THE PRE-ADDRESSED ENVELOPE PROVIDED WITH THIS NOTICE. NO ADDITIONAL POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON, EVEN THOUGH YOU SEND IN YOUR PROXY PRIOR TO THE MEETING.

By Order of the Board of Directors,
Brad Serwin Secretary

Los Angeles, California
April 20, 2001

TICKETMASTER

PROXY STATEMENT

2001 ANNUAL MEETING OF STOCKHOLDERS
MAY 23, 2001

    The Board of Directors of Ticketmaster (the "Company") is soliciting the enclosed Proxy for use at the 2001 Annual Meeting of Stockholders (the "Annual Meeting") of the Company to be held on Wednesday, May 23, 2001, at 10:00 a.m., at the Pasadena Hilton Hotel, 168 S. Los Robles Avenue, Pasadena, California 91101. This Proxy Statement was initially sent to stockholders on or about April 20, 2001.

    Shares represented by a Proxy will be voted at the Annual Meeting as directed if it is properly executed and delivered. In the absence of instructions, shares represented by valid Proxies will be voted in accordance with the recommendations of the Board of Directors set forth herein. At any time prior to the voting, a Proxy may be revoked by written notice to the Secretary of the Company or by subsequently filing another properly executed Proxy. Any stockholder present at the meeting may vote in person even though the stockholder may have previously given a Proxy.

    The cost of solicitation of Proxies will be paid by the Company. In addition to solicitation of Proxies by use of the mail, directors, officers or employees of the Company may, without additional compensation, solicit Proxies personally, by telephone or by other appropriate means. The Company will request banks, brokerage firms and other custodians, nominees or fiduciaries holding shares of the common stock of the Company in their names for others to send proxy materials and annual reports to, and to obtain Proxies from, their principals, and the Company will reimburse them for the reasonable expenses incurred in doing so.

VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS

Shares Outstanding and Entitled to Vote

    Voting rights are vested exclusively in holders of the Company's Class A Common Stock, par value $.01 per share, and Class B Common Stock, par value $.01 per share. As of the close of business on April 4, 2001, the record date, there were 47,246,627 shares of Class A Common Stock outstanding (excluding 42,480,143 shares which are outstanding but held by one of the Company's subsidiaries and are therefore non-voting) and 93,827,996 shares of Class B Common Stock outstanding (excluding 50,260,401 shares which are outstanding but held by one of the Company's subsidiaries and are therefore non-voting). The rights of the holders of Class A Common Stock and Class B Common Stock are substantially identical, except with respect to voting, conversion and transfer. Except as otherwise required by applicable law, each share of Class A Common Stock entitles its holder to 15 votes and each share of Class B Common Stock entitles its holder to one vote on all matters submitted to a vote or for the consent of stockholders. Except as otherwise required by applicable law, the Class A Common Stock and the Class B Common Stock vote together as a single class on all matters submitted to a vote or for the consent of stockholders. The presence of a majority of the outstanding shares of Common Stock, either represented in person or by proxy at the meeting, is necessary to constitute a quorum for purposes of conducting business at the Annual Meeting. USA Networks, Inc., which holds securities representing approximately 85% of the eligible votes at the Annual Meeting has informed the Company that it intends to approve the proposal discussed below to amend our 1999 Stock Plan. Accordingly, approval of that proposal is assured.

Vote Required

    Election of the director nominees to be elected at the Annual Meeting requires a plurality of the votes cast by the holders of the shares of Class A Common Stock and Class B Common Stock voting together as a single class for the eight directors to be elected at the Annual Meeting. Approval of the proposed amendment to the Plan and ratification of the appointment of Ernst & Young LLP as the Company's independent auditors require the affirmative vote of a majority of the total number of votes cast by the holders of the shares of Class A Common Stock and Class B Common Stock voting together as a single class.

Abstentions and Broker Non-Votes

    Abstentions and broker non-votes are counted for purposes of determining the presence of a quorum for the transaction of business. With regard to the election of directors, votes may be cast in favor of or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions may be specified on proposals other than the election of directors and will be counted as present for purposes of the item on which the abstention is noted. Therefore, such abstentions will have the effect of a negative vote. Under applicable Delaware law, broker non-votes are not counted for purposes of determining the votes cast on a proposal. To the Company's knowledge, no matters other than those described in this Proxy Statement will be presented at the meeting.

TICKETMASTER CLASS B COMMON STOCK

    The following table sets forth, as of March 15, 2001, certain information regarding the beneficial ownership of our Class B Common Stock by: (1) each person or entity who is known by us to own beneficially 5% or more of our outstanding Class B Common Stock; (2) each of our directors and director nominees; (3) each person who served as our Chief Executive Officer during fiscal year 2000 and each of the four other most highly compensated executive officers whose total annual salary and bonus exceeded $100,000 during the last fiscal year (collectively, the "Named Officers"); and (4) all of our directors, director nominees and executive officers as a group.

Name and Address of Beneficial Owner(1)	Beneficially Owned(2)	Percentage of Class(2)	Percentage of Total Voting Power(2)
USA Networks, Inc. 152 West 57th Street, 42nd Floor New York, NY 10019	95,782,544	70.37%	85.75%
Microsoft Corporation(3) One Microsoft Way Redmond, WA 98052	11,500,000	12.28%	1.43
Terry Barnes	2,500	*	**
Charles Conn(4)	1,412,762	1.49	1.94
Barry Diller(5)	95,782,544	70.37%	85.75%
Victor Kaufman	—	—	—
Bryan Lourd(6)	6,250	*	**
Jon Miller	800	*	**
John Pleasants(7)	377,683	*	**
Michael Schrage	—	—	—
Alan Spoon(8)	6,250	*	**
Daniel Marriott(9)	359,067	*	**
Thomas McInerney(10)	164,141	*	**
Brad Serwin(11)	57,132	*	**
All executive officers and directors as a group (18 persons)(12)	98,542,272	71.80%	88.06%

*
Less than 1% of the outstanding Class B common stock.

**
Less than 1% of the total voting power of the outstanding Class B common stock.

(1)
The address of Messrs. Diller and Kaufman is: c/o USA Networks, Inc., 152 West 57th Street, 42nd Floor, New York, NY 10019. Except as otherwise indicated, the address of each of the other named individuals is: c/o Ticketmaster, 3701 Wilshire Boulevard, Los Angeles, CA 90010.

(2)
Pursuant to the Company's Restated Certificate of Incorporation, shares of Class A common stock are convertible at any time into an equal number of shares of Class B common stock. The percentage of shares beneficially owned is based upon 93,632,527 shares of Class B Common Stock outstanding as of March 15, 2001 (which excludes shares held by Ticketmaster Corporation, the Company's subsidiary) and assumes the conversion of all shares of Class A Common Stock beneficially owned by the listed person, but not the conversion of Class A Common Stock owned by any other person. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Amounts shown in the above table and the following notes include shares issuable upon exercise of stock options to purchase shares of Class A Common Stock and Class B Common Stock which are exercisable within 60 days of March 15, 2001. To calculate percentage of total voting power, each share of Class A Common Stock is multiplied by 15 (the amount of votes to which each share is entitled under the Company's Certificate of Incorporation).

(3)
Includes warrants to purchase 4,500,000 shares of Class B Common Stock which are exercisable by Microsoft Corporation.

(4)
Mr. Conn served as the Company's Chief Executive Officer until May 2000, and as its Chairman until January 2001. He is no longer either a director or an executive officer of the Company. Includes 687,762 shares of Class A Common Stock, and options to purchase 325,000 shares of Class A Common Stock and 400,000 shares of Class B Common Stock exercisable by Mr. Conn within 60 days of March 15, 2001.

(5)
Includes 42,480,143 shares of Class A Common Stock and 53,302,401 shares of Class B Common Stock which are owned by USA Networks, Inc. Mr. Diller disclaims beneficial ownership of such shares.

(6)
Includes no shares of Class A Common Stock. Includes options to purchase 6,250 shares of Class B Common Stock exercisable by Mr. Lourd within 60 days of March 15, 2001.

(7)
Mr. Pleasants has served as the Company's President since January 2000 and has also been its Chief Executive Officer since May 2000. Includes no shares of Class A Common Stock. Includes options to purchase 27,933 shares of Class A Common Stock and options to purchase 313,750 shares of Class B Common Stock exercisable by Mr. Pleasants within 60 days of March 15, 2001 and the unrestricted right to purchase 25,000 shares of Class B Common Stock at $.01 per share.

(8)
Includes no shares of Class A Common Stock. Includes options to purchase 6,250 shares of Class B Common Stock which are exercisable by Mr. Spoon within 60 days of March 15, 2001.

(9)
Includes no shares of Class A Common Stock. Includes options to purchase 18,791 shares of Class A Common Stock and 291,562 shares of Class B Common Stock exercisable by Mr. Marriott within 60 days of March 15, 2001. Includes 3,829 shares of Class B Common Stock owned by Mr. Marriott's spouse and options to purchase 1,251 shares of Class A Common Stock and 13,394 shares of Class B Common Stock held and exercisable by Mr. Marriott's spouse within 60 days of March 15, 2001. Mr. Marriott disclaims beneficial ownership of all shares, and shares subject to options, held by his spouse.

(10)
Includes no shares of Class A Common Stock. Includes 500 shares over which Mr. McInerney holds shared dispositive power and options to purchase 163,641 shares of Class B Common Stock which are exercisable by Mr. McInerney within 60 days of March 15, 2001.

(11)
Includes no shares of Class A Common Stock. Includes options to purchase 57,132 shares of Class B Common Stock which are exercisable by Mr. Serwin within 60 days of March 15, 2001.

(12)
See notes (2) and (4) through (11).

TICKETMASTER CLASS A COMMON STOCK

    The following table sets forth, as of March 15, 2001, certain information relating to the beneficial ownership of our Class A Common Stock by (1) each person or entity who is known by us to beneficially own 5% or more of our outstanding Class A Common Stock; (2) each of our directors and director nominees; (3) each of our Named Officers; and (4) all of our directors, executive officers and director nominees as a group.

Name and Address of Beneficial Owner(1)	Beneficially Owned(2)	Percentage of Class(2)
USA Networks, Inc. 152 West 57th Street, 42nd Floor New York, NY 10019	42,480,143	89.55%
Terry Barnes	—	—
Charles Conn(3)	1,012,762	2.13%
Barry Diller(4)	42,480,143	89.55%
Victor Kaufman	—	—
Bryan Lourd	—	—
Jon Miller	—	—
John Pleasants(5)	27,933	*
Michael Schrage	—	—
Alan Spoon	—	*
Daniel Marriott(6)	20,042	*
Thomas McInerney	—	—
Brad Serwin	—	—
All executive officers and directors as a group (18 persons)(7)	43,598,804	91.90%

*
Less than 1% of the outstanding Class A common stock.

(1)
The address of Messrs. Diller and Kaufman is: c/o USA Networks, Inc., 152 West 57th Street, 42nd Floor, New York, NY 10019. Except as otherwise indicated, the address of each of the other named individuals is: c/o Ticketmaster, 3701 Wilshire Boulevard, Los Angeles, CA 90010.

(2)
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of Class A common stock shown as beneficially owned by them. Percentage of class is based on 47,439,555 shares of Class A Common Stock outstanding as of March 15, 2001, (which excludes shares of Class A common stock held by Ticketmaster Corporation, the Company's wholly-owned subsidiary). Amounts shown in the above table and the following notes include shares issuable upon exercise of stock options to purchase shares of Class A Common Stock which are exercisable within 60 days of March 15, 2001. Shares of Class A Common Stock can be converted at any time into an equal number of shares of Class B Common Stock.

(3)
Mr. Conn served as the Company's Chief Executive Officer until May 2000 and as its Chairman until January 2001. He is no longer either a director or an executive officer of the Company. Includes 325,000 shares issuable upon exercise of stock options to purchase shares of Class A Common Stock which are exercisable by Mr. Conn within 60 days of March 15, 2001.

(4)
Includes 42,480,143 shares of Class A Common Stock owned by USA Networks, Inc., as to which Mr. Diller disclaims beneficial ownership.

(5)
Mr. Pleasants has served as the Company's President since January 2000 and its Chief Executive Officer since May 2000. Includes 27,933 shares issuable upon exercise of stock options to purchase shares of Class A Common Stock which are exercisable by Mr. Pleasants within 60 days of March 15, 2001.

(6)
Includes 18,791 shares issuable upon exercise of stock options to purchase shares of Class A Common Stock which are exercisable by Mr. Marriott within 60 days of March 15, 2001. Includes options to purchase 1,251 shares of Class A Common Stock held and exercisable by Mr. Marriott's spouse within 60 days of March 15, 2001, as to which Mr. Marriott disclaims beneficial ownership.

(7)
See notes (3) through (6).

USAI COMMON STOCK

    The following table sets forth, as of January 31, 2001, information relating to the beneficial ownership of the common stock of USA Networks, Inc. ("USAi") by (1) each of our directors and director nominees, (2) each of our Named Officers and (3) all of our executive officers, directors and director nominees as a group. Unless otherwise indicated, beneficial owners listed here may be contacted at USAi's corporate headquarters address, 152 West 57th Street, New York, New York 10019. For each listed person, the number of shares of USAi common stock and percent of such common stock listed assumes the conversion of any shares of USAi Class B common stock owned by such person, but does not assume the conversion of USAi Class B common stock owned by any other person. Shares of USAi Class B common stock may at the option of the holder be converted on a one-for-one basis into shares of USAi common stock. Under the rules of the Securities and Exchange Commission, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of such security, or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be the beneficial owner of any securities of which that person has the right to acquire beneficial ownership within 60 days. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which that person has no economic interest. For each listed person, the number of shares and percent of class listed includes shares of USAi common stock that may be acquired by such person through the exercise of stock options that are or will be exercisable within 60 days of January 31, 2001.

    The percentage of votes for all classes of USAi common stock is based on one vote for each share of USAi common stock and ten votes for each share of USAi Class B common stock. These figures do not include any unissued shares of USAi common stock or USAi Class B common stock issuable upon conversion of Liberty Media Corporation's ("Liberty") Home Shopping Network, Inc. ("Holdco") and USANi LLC shares beneficially owned by Liberty or Vivendi Universal S.A. ("Vivendi Universal").

Name and Address of Beneficial Owner(1)	Beneficially Owned	Percentage of Class	Percentage of Total Voting Power
Terry Barnes(2)	255,001	*	**
Charles Conn	—	—	—
Barry Diller(3)	153,448,380	37.1%	73.5%
Victor Kaufman(4)	1,396,338	*	**
Bryan Lourd	—	—	—
Jon Miller(5)	399,200	*	**
John Pleasants(6)	50,000	*	**
Michael Schrage	—	—	—
Alan Spoon	—	—	—
Daniel Marriott(7)	40,000	*	**
Thomas McInerney	—	—	—
Brad Serwin	—	—	—
All executive officers and directors as a group (18 persons)(8)	155,588,919	37.4	73.5

*
Less than 1% of the outstanding USAi common stock.

**
Less than 1% of the total voting power of the USAi common stock and the Class B common stock of USAi, par value $.01 per share.

(1)
The address of Messrs. Diller and Kaufman is: c/o USAi, Inc., 152 West 57th Street, 42nd Floor, New York, NY 10019. Except as otherwise indicated, the address of each of the other named individuals is: c/o Ticketmaster, 3701 Wilshire Boulevard, Los Angeles, CA 90010.

(2)
Consists of 65,000 shares of USAi restricted stock and options to purchase 190,001 shares of USAi common stock granted under USAi's stock option plans.

(3)
Consists of 2,209,908 shares of USAi common stock owned by Mr. Diller, options to purchase 45,123,388 shares of USAi common stock granted under USAi's stock option plans, 61,542 shares of USAi common stock held by a private foundation as to which Mr. Diller disclaims beneficial ownership, 44 shares of USAi common stock and 48,846,808 shares of USAi Class B common stock held by BDTV INC., BDTV II INC., BDTV III INC. and BDTV IV INC., or together the "BDTV Entities," 24,838,738 shares of USAi common stock, 756,644 shares of USAi Class B common stock which are held by Liberty and 18,181,308 shares of USAi common stock and 13,430,000 shares of USAi Class B common stock, which are held by Universal Studios, Inc. ("Universal"), and otherwise beneficially owned by Vivendi Universal, as to which Mr. Diller has general voting authority under a stockholders agreement. Excludes options to purchase 5,833 shares of USAi common stock held by Ms. Diane Von Furstenberg, as to which Mr. Diller disclaims beneficial ownership.

(4)
Consists of 34,338 shares of USAi common stock, 45,000 shares of USAi restricted stock and options to purchase 1,317,000 shares of USAi common stock granted under USAi's stock option plans.

(5)
Consists of 95,000 shares of USAi restricted stock and options to purchase 304,200 shares of USAi common stock granted under USAi's stock option plans.

(6)
Consists of options to purchase 50,000 shares of USAi common stock granted under USAi's stock option plans.

(7)
Consists of options to purchase 40,000 shares of USAi common stock granted under USAi's stock option plans.

(8)
See Notes (2)-(7).

USAI CLASS B COMMON STOCK

    The following table sets forth, as of January 31, 2001, information relating to the beneficial ownership of USAi Class B common stock by (1) each of our directors and director nominees, (2) each of our Named Officers and (3) all of our executive officers, directors and director nominees as a group.

Name and Address of Beneficial Owner(1)	Percentage of Class	Beneficially Owned(2)
Barry Diller(3)	100%	63,033,452
Terry Barnes	—	—
Charles Conn	—	—
Victor Kaufman	—	—
Bryan Lourd	—	—
Jon Miller	—	—
John Pleasants	—	—
Michael Schrage	—	—
Alan Spoon	—	—
Daniel Marriott	—	—
Thomas McInerney	—	—
Brad Serwin	—	—
All executive officers, directors and director nominees as a group (18 persons).	100%	63,033,452

(1)
The address of Messrs. Diller and Kaufman is: c/o USA Networks, Inc., 152 West 57th Street, 42nd Floor, New York, NY 10019. Except as otherwise indicated, the address of each of the other named individuals is: c/o Ticketmaster, 3701 Wilshire Boulevard, Los Angeles, CA 90010.

(2)
All or any portion of shares of USA Networks Class B common stock may be converted at any time into an equal number of shares of USA Networks common stock.

(3)
These figures do not include any unissued shares of common stock or Class B common stock issuable upon conversion of Liberty's Holdco shares and USANi LLC shares beneficially owned by Liberty or Vivendi Universal. Liberty holds 756,644 shares of USAi Class B common stock, the BDTV Entities hold 48,846,808 shares of USAi Class B common stock, respectively, and Vivendi Universal holds 13,430,000 shares of USAi Class B common stock. Mr. Diller owns all of the voting stock of the BDTV Entities and Liberty owns all of the non-voting stock, which non-voting stock represents in excess of 99% of the equity of the BDTV Entities. Mr. Diller generally has the right to vote all of the shares of USAi Class B common stock held by Liberty, the BDTV Entities and Universal pursuant to a stockholders agreement among Liberty, Universal, Vivendi Universal (as the successor to The Seagram Company Ltd.), the parent of Universal, USAi and Mr. Diller.

DIRECTORS

    The following table sets forth certain pertinent information regarding the individuals who have been nominated by the Board of Directors to serve as directors of the Company. All of the individuals listed are currently directors of the Company.

NAME	AGE	CAPACITY
Terry Barnes	49	Co-Chairman and Director
Barry Diller	59	Co-Chairman and Director
Victor Kaufman	57	Director
Bryan Lourd(1)(2)	40	Director
Jon Miller	44	Director
John Pleasants	35	President, Chief Executive Officer and Director
Michael Schrage(1)(2)	42	Director
Alan Spoon(2)	49	Director

(1)
Member of the Compensation Committee

(2)
Member of the Audit Committee

    Mr. Barnes has served as Co-Chairman of the Board of Directors of Ticketmaster since January 31, 2001 and as a director since September 1998. He served as the President and Chief Executive Officer of Ticketmaster Corporation from June 1998 until January 2001. From September 1995 until June 1998, Mr. Barnes was the President and Chief Operating Officer of TM Ticketing Co. From January 1991 until September 1995, Mr. Barnes was Vice President and General Manager of numerous subsidiaries of Ticketmaster Corporation in the Midwest.

    Mr. Diller has served as Co-Chairman of the Board of Directors of Ticketmaster since January 31, 2001 and as a director since December 1997. Mr. Diller has been a director and Chairman of the Board and Chief Executive Officer of USAi (or its predecessors) since August 1995. He was Chairman of the Board and Chief Executive Officer of QVC, Inc., from December 1992 through December 1994. From 1984 to 1992, Mr. Diller served as the Chairman of the Board and Chief Executive Officer of Fox, Inc. Prior to joining Fox, Inc., Mr. Diller served for ten years as Chairman of the Board and Chief Executive Officer of Paramount Pictures Corporation. Mr. Diller was a director and member of the Executive Committee of The Seagram Company Ltd. until December 8, 2000. He also serves on the Board of The Washington Post Company, the Museum of Television and Radio, the New York Public Library, Conservation International and 13/WNET. In addition, Mr. Diller is a member of the Board of Councilors for the University of Southern California's School of Cinema-Television, the New York University Board of Trustees, the Tisch School of the Arts Dean's Council, the Executive Board for the Medical Sciences of the University of California, Los Angeles and the Board of the Children's Advocacy Center of Manhattan.

    Mr. Kaufman has served as a director of Ticketmaster since September 1998. Mr. Kaufman has also served as a director of USAi since December 1996 and has been Vice Chairman of USAi since October 1999. Previously, Mr. Kaufman served in the Office of the Chairman of USAi since January 1997 and as Chief Financial Officer of USAi since November 1, 1997. Prior to that time, he served as Chairman and Chief Executive Officer of Savoy Pictures Entertainment, Inc. from March 1992 through December 1996 and as a director of Savoy from February 1992 through December 1996. Mr. Kaufman was the founding Chairman and Chief Executive Officer of Tri-Star Pictures, Inc. from 1983 until December 1987, at which time he became President and Chief Executive Officer of Tri-Star's successor company, Columbia Pictures Entertainment, Inc. He resigned from these positions at the end of 1989 following the acquisition of Columbia by Sony USA, Inc. Mr. Kaufman joined Columbia in 1974 and served in a variety of senior positions at Columbia and its affiliates prior to the founding of Tri-Star. He also serves as a director of Hotel Reservations Network, Inc.

    Mr. Lourd has served as a director of Ticketmaster since May 2000. Mr. Lourd has served as Managing Partner of Creative Artists Agency ("CAA"), a literary and talent agency based in Los Angeles, California, since October 1995. From August 1995 until October 1995, Mr. Lourd was head of the Motion Picture Talent Department of CAA. He attended Cambridge University, George Washington University and the University of Southern California. He received his BA degree in Journalism and International Relations in 1983.

    Mr. Miller has served as a director of Ticketmaster since June 2000. Mr. Miller is also the President and Chief Executive Officer of USA Information and Services ("USAIS"), one of three operating units within USAi. Prior to his role with USAIS, Mr. Miller served as President and Chief Executive Officer of USA Electronic Commerce Solutions, since October 1999. Previously, Mr. Miller also served as President and Chief Executive Officer of USA Broadcasting. Before joining USA Broadcasting in July of 1997, Mr. Miller served as the Managing Director of Nickelodeon International. Mr. Miller joined Nickelodeon as the Chief Executive Officer/Managing Director of Nick UK in 1993. He also served as Chief Executive of Paramount's first branded international channel, launching the Paramount Comedy Channel in London, UK. Before joining Viacom (Paramount), Mr. Miller was Vice President, Programming, NBA Properties and Co-General Manager of NBA Entertainment at the National Basketball Association from 1988 to 1993. Before joining NBA Entertainment, Mr. Miller was Director of Programming at WGBH-TV/PBS in Boston.

    Mr. Pleasants has served as President of Ticketmaster since January 2000 and as its Chief Executive Officer and a director since May 2000. Prior to such position, Mr. Pleasants served as President—Ticketing and Transactions from May 1999 to December 1999, Executive Vice President—New Markets from November 1998 to April 1999 and General Manager—New Markets from November 1996 to November 1998. From September 1993 to November 1996, Mr. Pleasants served as Product Manager for PepsiCo's Frito-Lay division. From May 1988 to August 1991, he worked as a Plant Manager and sales and marketing executive at Hygiene Industries, a textile manufacturer. Mr. Pleasants holds a M.B.A. from Harvard Business School.

    Mr. Schrage has served as a director of Ticketmaster since March 2001. Mr. Schrage has served as a co-director of the MIT Media Lab's eMarkets Initiative since 1999 and has held various research appointments at MIT since receiving a fellowship from the MIT Media Lab in 1988. Mr. Schrage was also a columnist for the Los Angeles Times from 1989 until 1995 and the technology correspondent for the Washington Post from 1983 until 1987. Mr. Schrage is currently a columnist for Fortune Magazine. He received his BA in Economics from the University of Illinois with a concentration in Computer Science. Mr. Schrage serves on the editorial board of the Sloan Management Review, as executive director of the Merrill Lynch Forum's Innovation Grants Competition, and on the advisory boards of Flooz.com, Gizmos, Magnifi and Eroom Technologies.

    Mr. Spoon has served as a director of Ticketmaster since December 1997. Since May 2000, Mr. Spoon has been managing general partner at Polaris Venture Partners. Mr. Spoon was Chief Operating Officer and a director of The Washington Post Company from May 1991 through March 2000 and served as President from September 1993 through March 2000. Prior to that, Mr. Spoon held a wide variety of positions at The Washington Post Company, including President of Newsweek from September 1989 to May 1991. He is also a director of American Management Systems, Inc., Human Genome Sciences, Inc. and Danaher Corporation.

    The members of the Board of Directors are generally not compensated for their services to Ticketmaster other than for reimbursement of their expenses incurred in connection with such services. Independent directors receive automatic stock option grants with fair market exercise prices pursuant to the provisions of the Company's 1999 Stock Plan in the amount of 25,000 shares effective upon first election to the Board and in the amount of 10,000 annually upon reelection to the Board. In addition, members of the Board who served on the Special Committee that reviewed the terms of the combination of Ticketmaster Group, Inc. and Ticketmaster, which at the time was known as Ticketmaster Online-Citysearch, Inc., received a stipend of $15,000 each in recognition of their efforts.

    During fiscal year 2000 each of Mr. Lourd and Mr. Spoon received a grant of 25,000 stock options (Class B shares) under the Company's 1999 Stock Plan. Also in 2000, Mr. Miller received a grant of 100,000 stock options under the Company's 1999 Stock Plan (Class B shares) for reasons other than his position as director. All of the grants vest ratably over the course of four years and remain effective for 10 years from the date of the grant unless the Director ceases to be a Director and/or employee of the Company before the expiration date of the options.

  MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

    Meetings.  During fiscal year 2000, the Board of Directors met in regular or special sessions five times. The Audit Committee met twice and the Compensation Committee met six times. The number of meetings includes telephonic meetings and does not include actions taken by unanimous written consent of the members of the Board of Directors or the Committees. Each of the Company's directors who has been nominated for re-election attended at least 75% of the meetings of the Board of Directors (held during the period for which he has been a director) and the meetings of the Committees of which he is a member (held during the period for which he has been a member).

    Standing Committees.  The Board of Directors has a Compensation Committee, comprised of Messrs. Lourd (Chairman) and Schrage. The Compensation Committee makes recommendations to the Board of Directors concerning salaries and incentive compensation for the Company's officers and employees, including equity compensation. In addition, the Board of Directors has an Audit Committee, comprised of Messrs. Spoon (Chairman), Lourd and Schrage, with Mr. Michael Sileck, who serves as Senior Vice President and Chief Financial Officer for USAi, as an observer, that reviews and monitors corporate financial reporting and audits of the Company, as well as any other accounting related matters. The Audit Committee's charter is attached hereto as Appendix B. This charter was adopted by the Company's Board of Directors in June 2000.

  SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers, directors and persons who own more than 10% of any equity security of the Company to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish copies of these reports to the Company. Based solely on a review of the copies of the forms that the Company received, the Company believes that all forms were filed on a timely basis, except that Forms 4 relating to changes in beneficial ownership for Mr. Pleasants and for Messrs. Charles Conn and Bill Gross, both former directors of the Company, during the month of August 2000 were delivered late to the Securities and Exchange Commission due to misdirection of an overnight package delivery, and the Form 3 for Mr. Julius Genachowski, a former director of the Company, due in connection with his election to the Company's Board of Directors, was filed one month after its due date, due to Company administrative error.

EXECUTIVE OFFICERS

    The following table sets forth certain information regarding the executive officers of the Company.

NAME	AGE	POSITION
Terry Barnes	49	Co-Chairman
John Pleasants	35	President and Chief Executive Officer
Thomas McInerney	36	Chief Financial Officer and Executive Vice President
Daniel Goodman	45	Executive Vice President, General Counsel and Assistant Secretary
Daniel Marriott	32	Executive Vice President, Corporate Development and Strategy
Brad Serwin	40	Vice President, Deputy General Counsel and Secretary

    Mr. Barnes' experience is described under the heading "Directors," above.

    Mr. Pleasants' experience is described under the heading "Directors," above.

    Mr. McInerney has served as Chief Financial Officer and Executive Vice President of Ticketmaster since May 1999 when he joined the Company. Prior to joining Ticketmaster, Mr. McInerney was an investment banker with Morgan Stanley Dean Witter for eleven years, most recently as a Principal. Mr. McInerney holds a B.A. from Yale University and a M.B.A. from Harvard Business School.

    Mr. Goodman has served as Executive Vice President and General Counsel of Ticketmaster Corporation since October 1998 and as Executive Vice President and General Counsel of the Company since January 2001. Mr. Goodman served as Vice President and Assistant General Counsel of Ticketmaster Corporation from January 1997 when he joined the Company until October 1998. Prior to joining Ticketmaster Corporation, Mr. Goodman was a partner at the law firm of Whitman, Breed, Abbott & Morgan in New York for more than six years and has practiced at other firms since 1980, specializing in bankruptcy law, acquisitions and litigation. Mr. Goodman received his J.D. from the Washington College of Law at American University in 1980.

    Mr. Marriott has served as Executive Vice President, Corporate Strategy and Development of Ticketmaster since January 2000. Prior to such position, Mr. Marriott served as Executive Vice President, Business Development from February 1999 to December 1999 and Executive Vice President, Product Development and Marketing from August 1997 to January 1999. Prior to joining the Company, Mr. Marriott was employed by PepsiCo for more than seven years, most recently in the position of Senior Product Manager for PepsiCo's Frito-Lay division. Mr. Marriott holds a B.S. in Economics and a M.B.A., both from the University of Illinois.

    Mr. Serwin has served as Deputy General Counsel, Vice President and Secretary of Ticketmaster since January 2001, and served as General Counsel, Vice President and Secretary from June 1999, when he joined the Company, until January 2001. From March 1995 to May 1999, Mr. Serwin served as General Counsel, Senior Vice President and Secretary of PAULA Financial, an insurance holding company. Prior to joining PAULA Financial, Mr. Serwin practiced law for nine years with Gibson, Dunn & Crutcher LLP, where he specialized in transactional and securities law matters. Mr. Serwin received his J.D. from the Harvard Law School in 1986.

SUMMARY COMPENSATION TABLE

    The following table sets forth certain summary information concerning the compensation awarded to or earned by, or paid for services rendered by, the Named Officers during the two fiscal years ended December 31, 2000.

					Long-Term Compensation
			Annual Compensation
					Restricted Stock Award(s)(1) ($)	Securities Underlying Options (#)
Name	Principal Position(s)	Fiscal Year	Salary ($)	Bonus ($)
Charles Conn	Chief Executive Officer(2)	2000 1999	235,000 185,000	50,000 50,000	— —	250,000 —	(3)
Daniel Marriott	Executive Vice President, Corporate Strategy and Development	2000 1999	200,000 148,333	— —	— 1,537,200	— 650,000	(4)
Thomas McInerney	Chief Financial Officer and Executive Vice President	2000 1999	183,333 98,810	— —	— —	75,000 330,000	(5)
John Pleasants	President and Chief Executive Officer(6)	2000 1999	250,000 161,667	— —	— 4,803,750	— 700,000	(7)
Brad Serwin	General Counsel, Vice President and Secretary(8)	2000 1999	163,333 82,407	17,500 —	— —	50,000 99,000

(1)
The dollar amounts of the restricted stock awards to Messrs. Pleasants and Marriott are calculated based on the $38.4375 closing price per share of the Class B Common Stock on December 31, 1999, the date on which the restricted stock awards were granted.

(2)
Mr. Conn served as the Company's Chief Executive Officer until May 2000.

(3)
Excludes options to purchase 15,000 shares of USAi common stock granted by USAi to Mr. Conn on May 10, 2000.

(4)
Excludes options to purchase 160,000 shares of USAi common stock granted by USAi to Mr. Marriott on January 3, 2000, as adjusted, to the extent applicable, for the two-for-one stock split that became effective for holders of record of USAi common stock as of the close of business on February 10, 2000, and options to purchase 15,000 shares of USAi common stock granted by USAi to Mr. Marriott on May 10, 2000.

(5)
Excludes options to purchase 15,000 shares of USAi common stock granted by USAi to Mr. McInerney on May 10, 2000.

(6)
Mr. Pleasants has served as the Company's President since January 2000 and as its Chief Executive Officer since May 2000.

(7)
Excludes options to purchase 200,000 shares of USAi common stock granted by USAi to Mr. Pleasants on January 3, 2000, as adjusted, to the extent applicable, for the two-for-one stock split that became effective for holders of record of USAi common stock as of the close of business on February 10, 2000, and options to purchase 15,000 shares of USAi common stock granted by USAi to Mr. Pleasants on May 10, 2000.

(8)
Mr. Serwin became Deputy General Counsel, Vice President and Secretary upon the combination with Ticketmaster Group, Inc. in January 2001.

OPTION GRANTS

    The following table sets forth certain information regarding option grants to the Named Officers during the year ended December 31, 2000.

	Individual Grants Number of Common Shares Underlying Options Granted (Shares)
			Percentage of Total Options Granted to Employees In Fiscal Year(1)			Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(3)
				Exercise or Base Price ($/Share)(2)
					Expiration Date
Name						5%	10%
Charles Conn	250,000	(4)	5.5%	16.03	04/17/10	$2,520,295	$6,386,923
Daniel Marriott		(5)	—	N/A	N/A	N/A	N/A
Thomas McInerney	75,000	(6)	1.6%	25.06	03/31/10	1,182,007	2,995,439
John Pleasants		(7)	—	N/A	N/A	N/A	N/A
Brad Serwin	50,000		1.1%	25.06	03/31/10	788,004	1,996,959

(1)
Based on options to purchase 4,563,677 shares of Class B Common Stock granted under the Company's Stock Plans to the Company's employees, including the Named Officers, during the year ended December 31, 2000.

(2)
The exercise price per share of each option was equal to the fair market value of our underlying Class B Common Stock on the trading day immediately preceding the date of grant as determined by Compensation Committee of the Board of Directors.

(3)
Potential gains are calculated based on the $8.37 closing price per share of Class B Common Stock on December 29, 2000, net of the respective exercise price but before taxes associated with the exercise. The 5% and 10% assumed annual rates of compounded stock appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of the future Class B Common Stock price. Actual gains, if any, on stock option exercises are dependent on the future market price of shares of Class B Common Stock, the Company's future financial performance and overall market conditions.

(4)
Excludes options to purchase 15,000 shares of USAi common stock granted to Mr. Conn on May 10, 2000. Such options represent 3.4% of the total options of USAi common stock granted to the Company's employees in the 2000 fiscal year, have an exercise price of $21.69 per share and expire on May 10, 2010. Potential realizable value of these options at assumed annual rates of USAi stock price appreciation for the option term of 5% and 10% would be $212,185 and $530,585, respectively. See Note (8) below.

(5)
Excludes options to purchase 160,000 shares of USAi common stock granted to Mr. Marriott on January 3, 2000. Such options represent 36.8% of the total options of USAi common stock granted to the Company's employees in the 2000 fiscal year, have an exercise price of $27.625 per share and expire on January 3, 2010. Potential realizable value of these options at assumed annual rates of USAi stock price appreciation for the option term of 5% and 10% would be $5,597,702 and $11,531,516, respectively. Also excludes options to purchase 15,000 shares of USAi common stock granted by USAi to Mr. Marriott on May 10, 2000. Such options represent 3.4% of the total options of USAi common stock granted to the Company's employees in the 2000 fiscal year, have an exercise price of $21.69 per share and expire on May 10, 2010. Potential realizable value of these options at assumed annual rates of USAi stock price appreciation for the option term of 5% and 10% would be $212,185 and $530,585, respectively. See Note (8) below.

(6)
Excludes options to purchase 15,000 shares of USAi common stock granted by USAi to Mr. McInerney on May 10, 2000. Such options represent 3.4% of the total options of USAi common stock granted to the Company's employees in the 2000 fiscal year, have an exercise price of $21.69 per share and expire on May 10, 2010. Potential realizable value of these options at assumed annual rates of USAi stock price appreciation for the option term of 5% and 10% would be $212,185 and $530,585, respectively. See Note (8) below.

(7)
Excludes options to purchase 200,000 shares of USAi common stock granted to Mr. Pleasants on January 3, 2000. Such options represent 46.0% of the total options of USAi common stock granted to the Company's employees in the 2000 fiscal year, have an exercise price of $27.625 per share and expire on January 3, 2010. Potential realizable value of these options at assumed annual rates of USAi stock price appreciation for the option term of 5% and 10% would be $6,997,127 and $19,939,395, respectively. Also excludes options to purchase 15,000 shares of USAi common stock granted by USAi to Mr. Pleasants on May 10, 2000. Such options represent 3.4% of the total options of USAi common stock granted to the Company's employees in the 2000 fiscal year, have an exercise price of $21.69 per share and expire on May 10, 2010. Potential realizable value of these options at assumed annual rates of USAi stock price appreciation for the option term of 5% and 10% would be $212,185 and $530,585, respectively. See Note (8) below.

(8)
Potential gains are calculated based on the closing price per share of USAi common stock on the date of grant or last trading day prior thereto if the date of grant was not a trading day, net of the respective exercise price but before taxes associated with the exercise. The 5% and 10% assumed annual rates of compounded stock appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent USAi's estimate or projection of the future USAi common stock price. Actual gains, if any, on stock option exercises are dependent on the future market price of shares of USAi common stock, USAi's future financial performance and overall market conditions. This information is as adjusted, to the extent applicable, for the two-for-one stock split that became effective for holders of record of USAi common stock as of the close of business on February 10, 2000.

AGGREGATED OPTION EXERCISES AND YEAR-END OPTION VALUES

    The following table sets forth the number of shares acquired upon the exercise of stock options during the year ended December 31, 2000 and the number of shares covered by both exercisable and unexercisable stock options held by the Named Officers at December 31, 2000.

			Number of Common Shares Underlying Unexercised Options at December 31, 2000
					Value of Unexercised In-The-Money Options At December 31, 2000(1)
	Shares Acquired on Exercise
		Value Realized
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Charles Conn	—	$—	455,555	269,445	$1,070,250	$—
Daniel Marriott	61,670	987,130	27,126	677,502	23,855	95,881
Thomas McInerney	—	—	124,161	280,839	—	—
John Pleasants	64,750	1,562,667	44,703	707,400	103,082	62,827
Brad Serwin	—	—	41,705	107,295	—	—

(1)
Calculated using closing price on December 29, 2000 of the Class B Common Stock of $8.37 per share.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT
AND CHANGE-IN-CONTROL ARRANGEMENTS

    On January 31, 2001, Mr. Conn resigned from the Board of Directors and became a Special Advisor to the Company. At that time, Mr. Conn's existing employment agreement was terminated and he entered into a new employment agreement with the Company under which he will serve as a non-executive employee of the Company.

    The Company has entered into an at-will employment agreement with each of Messrs. Pleasants and Marriott and a one year employment agreement with Mr. Serwin. Pursuant to these employment agreements, in the event that any of Messrs. Pleasants', Marriott's or Serwin's employment is terminated, the terminating employee will maintain the confidentiality of Company information, and not compete with the Company's principal businesses for two years after such termination. In addition, the terminating employee will not solicit the employment of any Company employee, nor hire any Company employee, for one year after such termination.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The Board of Directors has a Compensation Committee, which in fiscal year 2000 was comprised of Messrs. Bryan Lourd and Allen Grubman, who has since been replaced by Mr. Michael Schrage. Neither of the members of the Compensation Committee is or was in the past an officer or employee of Ticketmaster or any of its subsidiaries. No interlocking relationship exists between the Board of Directors or the Compensation Committee and the board of directors or compensation committee of any other company, nor has such an interlocking relationship existed in the past.

    THE FOLLOWING REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION AND THE PERFORMANCE GRAPH WHICH IMMEDIATELY FOLLOWS DO NOT CONSTITUTE SOLICITING MATERIAL AND SHOULD NOT BE DEEMED FILED OR INCORPORATED BY REFERENCE INTO ANY OTHER COMPANY FILING UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES THE REPORT OR THE PERFORMANCE GRAPH BY REFERENCE THEREIN.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
ON EXECUTIVE COMPENSATION

    The Company's compensation philosophy through 2000 has been to tightly link executive pay to corporate performance and returns to stockholders. A significant portion of executive compensation is tied to appreciation in the Company's market valuation. Thus, a significant portion of an executive's compensation is at risk. The goals of the compensation program are to attract and retain exceptional executive talent, to motivate these executives to achieve the Company's business goals, to link executive and stockholder interests through equity-based plans and to recognize individual contributions as well as overall business results.

    The key elements of the Company's executive compensation are generally base salary, bonus and stock options and, to a lesser extent, restricted stock. The Compensation Committee's policies with respect to each of the elements are discussed below. While the elements of compensation are considered separately, the Compensation Committee also takes into account the complete compensation package provided by the Company to the individual executive.

Base Salaries

    Base salaries for executive officers are determined by evaluating the responsibilities of the position and the experience of the individual, and by reference to the competitive marketplace for pertinent executive talent, including a comparison to base salaries for comparable positions at other companies. Base salaries are also determined by evaluating the financial performance and, where appropriate, certain non-financial performance measures, of the Company, and the performance of each executive officer.

    The base salaries of the Company's executive officers have historically been generally low in comparison to base salaries for comparable positions at other companies. This is due to the fact that that the Company's executive compensation program has been more heavily weighted towards stock options, more tightly coupling executive interests with those of the stockholders of the Company.

    With respect to the base salary of each of Mr. Conn and Mr. Pleasants in 2000, the Compensation Committee took into account base salaries of chief executive officers of peer companies, the Company's success in meeting its return on equity goals in 1999, the performance of the Company's Class B Common Stock and the assessment by the Compensation Committee of the individual performance of each of Mr. Conn and Mr. Pleasants. The Compensation Committee also took into account the longevity of Mr. Conn's and Mr. Pleasants' service to the Company and its belief that each of them is an excellent representative of the Company to the public by virtue of his stature in the industry.

Stock Options

    The purpose of the Company's stock option plans has been to provide an additional incentive to all employees of the Company to work to maximize shareholder value. Generally, stock options vest over four years. This approach is designed to act as a retention device for key employees and to encourage all employees to take into account the long-term interests of the Company. The Company has historically granted stock options to each of its full-time employees. Going forward, the Company has adjusted its stock option philosophy to focus more on a smaller group of employees who are in a better position to directly impact the Company's results. Accordingly, in 2001 and beyond the Company intends to grant options to a select group of its employees with the bulk of those options granted to more senior level employees and officers of the Company.

    Stock options may be granted to the Company's executive officers and other employees under the Company's 1998 Stock Plan and 1999 Stock Plan. The guidelines used by the Compensation Committee in making the stock option grants to the executive officers of the Company took into account the duties and responsibilities of the individual, individual performance, years of service to the Company, the number of outstanding options and the size of prior option awards. In the event of poor corporate performance, the Compensation Committee may elect not to award additional options.

    In 2000, Mr. Conn received a grant of stock options to purchase 250,000 shares of stock in connection with his promotion from Chief Executive Officer to Chairman of the Board of Directors in May 2000. In 2000, Mr. Pleasants did not receive a grant of stock options in light of his other compensation arrangements.

Executive Bonuses

    The Company's executive officers are eligible for an annual cash bonus. Cash bonuses are determined by evaluating the financial performance of the Company and of each individual executive officer.

    Mr. Conn's bonus for 2000 was largely based on the Company's performance in 2000. In each of the previous two years Mr. Conn received a year-end bonus of $50,000. After consideration, the

Compensation Committee determined that a $50,000 bonus be paid to Mr. Conn in recognition of the Company's financial performance in 2000.

    Mr. Pleasants did not receive a bonus for 2000 in light of his other compensation arrangements.

Policy on Deductibility of Compensation

    Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), limits the deductibility by a company of compensation in excess of $1 million paid to any of its five most highly compensated executive officers. However, performance-based compensation that has been approved by stockholders is excluded from the $1 million limit if, among other requirements, the compensation is payable only upon attainment of pre-established, objective performance goals and the board committee that establishes such goals consists solely of "outside directors" (as defined for purposes of Section 162(m)).

    While the tax impact of any compensation arrangement is one factor to be considered, such impact is evaluated in light of the Compensation Committee's overall compensation philosophy. The Compensation Committee intends to establish executive officer compensation programs which will maximize the Company's tax deduction if the Compensation Committee determines that such actions are consistent with its philosophy and in the best interests of the Company and its stockholders. However, from time to time the Compensation Committee may award compensation which is not fully deductible if the Compensation Committee determines that such award is consistent with its philosophy and in the best interests of the Company and its stockholders.

Conclusion

    Through the programs described above, a very significant portion of the Company's executive compensation has been linked directly to corporate and individual performance and stock price appreciation. In 2000, as in previous years, the majority of the Company's executive compensation consisted of compensation with performance-based elements. While the Compensation Committee and the Board of Directors intend to continue the policy of linking executive compensation to corporate performance and returns to stockholders, in recognition of the changing competitive environment for executive talent, the Company has begun to move more toward traditional compensation arrangements which will include increasing the importance of cash compensation components (bonus payments in particular) and decreasing the importance of equity components. The Company expects to enter into employment agreements (and amendments to current agreements) with its most senior executive officers during 2001 to effect this adjustment in compensation philosophy. In addition, the Compensation Committee and the Board of Directors are continuing to evaluate the Company's compensation policies in light of changing market conditions, the continued integration of the former Ticketmaster Group Inc. operations into the Company and other factors, all of which may cause the Company to make additional changes to its compensation policies going forward.

    The foregoing report on executive compensation is provided by the following directors who currently comprise the Compensation Committee of the Board of Directors:

  Bryan Lourd
  Michael Schrage

PERFORMANCE GRAPH

    Shown below is information comparing the cumulative total return to stockholders of the Company's Class B Common Stock (which trades under the ticker symbol "TMCS"), the Nasdaq Stock Market (U.S.) Index and the Chase H&Q Internet 100 Index from November 30, 1998 to December 31, 2000. The information assumes that the value of the investment in the Company's Class B Common Stock, and each index, was $100 on November 30, 1998, and that all dividends were reinvested.

	11/30/98	12/31/98	3/31/99	6/30/99	9/30/99	12/31/99	3/31/00	6/30/00	9/30/00	12/31/00
TMCS	100.00	400.00	240.18	216.07	172.77	274.56	179.02	113.84	120.99	59.82
Nasdaq	100.00	110.27	123.67	135.28	138.65	204.94	230.03	200.00	184.05	123.33
J.P. Morgan H&Q Internet 100	100.00	122.04	206.47	212.65	218.59	423.14	441.97	327.88	315.42	162.81

REPORT OF THE AUDIT COMMITTEE

    The Audit Committee reviews the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process. The Company's independent auditors are responsible for expressing an opinion on the conformity of the audited financial statements to generally accepted accounting principles.

    In this context, the Audit Committee has reviewed and discussed with management and the independent auditors the audited financial statements. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Audit Committee has received from the independent auditors the written disclosures required by Independence Standards Board No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from the Company and its management. The Audit Committee has also considered whether the independent auditors provision of information technology services and other non-audit services to the Company is compatible with the auditor's independence.

    In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission.

    Submitted by the Audit Committee,

  Alan Spoon
  Bryan Lourd

    The above report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Corporation specifically incorporates this information by reference, and shall not be deemed filed under such Acts. Mr. Schrage abstained from consideration of the recommendation of the 2000 audited financial statements due to his appointment to the Audit Committee in March 2001.

    Each of the members of the Audit Committee are independent directors as such term is defined under the rules of the National Association of Securities Dealers applicable to companies whose securities are listed for trading on The Nasdaq National Market.

FEES PAID TO OUR INDEPENDENT AUDITORS

Audit Fees

    The aggregate fees billed for professional services rendered by Ernst & Young, LLP, our independent auditors, in connection with the audit and review of our 2000 financial statements was $270,000.

All Other Fees

    The aggregate of all other fees billed for professional services rendered during 2000 by Ernst & Young LLP was $241,000, including fees for business acquisitions, registration statements, accounting consultations and tax services.

    There were no fees incurred by Ernst & Young LLP during 2000 for professional services rendered in connection with financial information services design and implementation.

    The Audit Committee has considered whether the non-audit services rendered by our independent auditors with respect to the foregoing fees are compatible with maintaining their independence.

CERTAIN TRANSACTIONS

TRANSACTIONS WITH AFFILIATES

USAi and Related Entities

    Both within and outside the ordinary course of business, the Company and its affiliates, other than USAi and its controlled affiliates, on the one hand, and USAi and its affiliates, other than Ticketmaster and its controlled affiliates, on the other hand, engage in various transactions. The Company expects that these transactions do and will result in terms to the Company that are at least as favorable as those that could be obtained from a third party, where applicable. USAi holds approximately 85% of the voting power of our outstanding common stock. Messrs. Diller and Kaufman are directors and officers of USAi.

    The Combination.  In 2000, Ticketmaster Online-Citysearch, Inc., the predecessor to the Company ("TMCS"), entered into a contribution agreement with USAi that provided for the acquisition by TMCS of the businesses of Ticketmaster Group, Inc. ("Ticketmaster Group") and its subsidiaries from USAi in exchange for 52,000,000 new shares of TMCS's Class B Common Stock (the "Combination"). Upon the closing of the Combination, TMCS changed its name to "Ticketmaster." The Combination was effected in the two steps described below, both of which occurred at the closing on January 31, 2001:

  •
  In the first step, Ticketmaster Corporation ("TM Corp") contributed to TMCS all of the equity interests of its subsidiaries (except for shares of TMCS common stock that it holds), and its assets that were freely assignable. The shares of TMCS common stock that were held by TM Corp prior to the closing were not contributed to TMCS or canceled and are still held by TM Corp. In exchange for the contributions by TM Corp, TMCS issued to TM Corp a number of shares of Class B common stock equal to the fair market value of the equity interests and assets contributed by TM Corp to TMCS.

  •
  In the second step, USAi, which was the sole stockholder of Ticketmaster Group, which was in turn the sole stockholder of TM Corp, contributed to TMCS all of the outstanding capital stock of Ticketmaster Group. In exchange for the capital stock of Ticketmaster Group, TMCS issued to USAi 52,000,000 new shares of Class B common stock. In addition, TMCS issued to USAi a number of shares of Class A and Class B common stock equal to the number of such shares indirectly held by USAi through TM Corp prior to the Combination.

    As a result of the Combination, Ticketmaster Group and the former subsidiaries of TM Corp whose equity interests were contributed to TMCS became direct subsidiaries of the Company and TM Corp became an indirect subsidiary of the Company.

    As a result of the Combination, USAi now owns an additional 52,000,000 shares of the Company's Class B Common Stock. The other shares issued to USAi in connection with the Combination only replaced shares that were indirectly owned by USAi prior to the Combination and that the Company now owns as a result of the Combination. Accordingly, these shares do not increase USAi's percentage ownership of the Company's capital stock.

    License Agreement.  In 2000, TMCS paid approximately $31.2 million in license fees to TM Corp pursuant to the license agreement under which the Company sold tickets available through Ticketmaster Corp on the Company's ticketmaster.com web site prior to the Combination. The license agreement was terminated upon the closing of the Combination. Messrs. Barnes and Diller, the Company's Co-Chairmen and two of its other directors, were directors and/or executive officers of TM Corp during 2000.

    Promotional Arrangements.  The Company has arrangements with USAi relating to promotions. Pursuant to such arrangements, during the second half of 2000, the USA Network and Sci-Fi Channel ran Citysearch television promotional advertisements on its programs, such as the US Open, La Femme Nikita and the USA and Sci-Fi Weekend Movies, as well as Star Trek Voyager. USAi contributed these promotional services to TMCS but in connection with these services, TMCS recorded a non-cash charge of approximately $7.3 million based on value received.

    Line of Credit.  As a result of the Combination, the Company entered into a revolving credit facility with USAi that provides the Company with $25 million in available credit through May 1, 2001 (the "Revolver"), subject to certain terms and conditions. Any amounts drawn under the credit facility must be repaid by the Company upon demand by USAi, which may be made at any time after May 1, 2001. As of March 23, 2001, the Company owed USAi $24 million related to the terms of the Combination (the "Demand Note") and this amount must be repaid upon demand. The Company also had outstanding an additional $0.2 million of letters of credit with third parties which were guaranteed by USAi (the "LOCs"). Both the Demand Note and the LOCs reduce the amount of available credit under the Revolver.

    TMC Realty.  In the contribution agreement pursuant to which the Combination was effected, the Company granted USAi an option to acquire all of the Company's interest in TMC Realty LLC (formerly TMC Realty Co.), an entity whose primary asset is an office building located in Hollywood, California, which is used as the Los Angeles office of USAi and its affiliates. USAi exercised the option in 2001 and the Company completed the transfer of its interest in TMC Realty to USAi in February 2001. As consideration for the Company's interest in TMC Realty, USAi assumed all liabilities of TMC Realty outstanding prior to the closing of the Combination and agreed to provide to the Company promotional services equal in value to $28.8 million minus the value of all TMC Realty liabilities assumed by USAi.

    Hotel Reservations Network.  The Company provides web site development and hosting services and distribution services to Hotel Reservations Network, Inc. ("HRN"), an online discount hotel reservation company which is majority owned by USAi. The Company also earns fees as an affiliate under HRN's affiliate program. During 2000, the Company received $99,505 from HRN for these services.

Microsoft Corporation and Related Entities

    The Company and its affiliates have entered into various agreements with Microsoft Corporation and its affiliates relating to the provision of (i) cityguide content to the Microsoft Network ("MSN"), (ii) advertising for various Microsoft products and services on the Company's web sites and (iii) online personals functionality to MSN in both the United States and the United Kingdom. The Company believes that these transactions result in terms to the Company that are at least as favorable as those that could be obtained from a third party. Microsoft holds approximately 12% of our outstanding Class B Common Stock and approximately 1% of the voting power of our outstanding common stock. During 2000, the Company paid an aggregate of $0.2 million to Microsoft and its affiliates under these arrangements and received an aggregate of $6.6 million from Microsoft and its affiliates.

COMPANY PROPOSALS

    The following proposals will be submitted for stockholder consideration and voting at the Annual Meeting.

PROPOSAL 1 ELECTION OF DIRECTORS

    The Board of Directors of the Company has nominated and recommends for election as directors the following eight persons to serve for the ensuing year until the next Annual Meeting of Stockholders and thereafter until their respective successors are elected and have been qualified:

  Terry Barnes
  Barry Diller
  Victor Kaufman
  Bryan Lourd
  Jon Miller
  John Pleasants
  Michael Schrage
  Alan Spoon

    All of the nominees are presently directors of the Company. The enclosed Proxy will be voted in favor of the persons nominated unless otherwise indicated. If any of the nominees should be unable to serve or should decline to do so, the discretionary authority in the Proxy will be exercised to vote for a substitute or substitutes to be designated by the Board of Directors. The Board of Directors has no reason to believe that any substitute nominee or nominees will be required. In the event that a nominee for director is proposed at the Annual Meeting, the enclosed Proxy may be voted in favor of or against such nominee or any other nominee proposed by the Board of Directors unless otherwise indicated. Shares may not be voted cumulatively for election of directors. Directors are elected by a plurality of the votes cast at the Annual Meeting either in person or by proxy.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR EACH OF THE NOMINEES.

PROPOSAL 2

APPROVAL OF AMENDMENT TO 1999 STOCK PLAN

    At the Annual Meeting, stockholders will be asked to approve an amendment (the "Amendment") to the Company's 1999 Stock Plan (the "Plan"). The Plan was originally adopted by the Board of Directors in December 1999, subject to approval by the Company's stockholders, which was received, and first amended in April 2000, subject to stockholder approval, which was received, and amended again in January 2001, again subject to stockholder approval. The Plan as originally adopted and approved by the stockholders provided for the issuance of up to 4,000,000 shares of Class B Common Stock. The amendment to the Plan in April 2000 provided for the issuance of up to 7,000,000 shares of Class B Common Stock under the Plan. The Amendment that the stockholders are being asked to approve at the Annual Meeting increases the number of shares authorized for issuance under the Plan from 7,000,000 to 11,000,000. The Company has granted options to purchase 5,153,831 shares of Class B Common Stock under the Plan which remain outstanding as of March 15, 2001. As of March 15, 2001, the Company had options to purchase 3,297,710 shares available for issuance under the Plan. The Plan is intended to supplement the Company's 1998 Stock Plan (the "1998 Plan"), under which, as of March 15, 2001, 707,608 shares of Class B Common Stock were available for future grant or issuance. USA Networks, Inc., which has the right to vote shares of the Company's Class A Common Stock and Class B Common Stock entitled to approximately 85% of the votes necessary to approve the Amendment has agreed in writing to vote for the Amendment, making the approval of the Amendment assured.

    The complete text of the Plan as amended by the Amendment is set forth as Appendix A to this Proxy Statement. Except for the increase in the number of shares authorized for issuance under the Plan and the change of references in the Plan from "Ticketmaster Online-Citysearch, Inc." to "Ticketmaster" to reflect the Company's name change, all provisions of the Plan as amended by the Amendment are the same as those contained in the Plan as originally approved by the stockholders of the Company.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT TO THE 1999 STOCK PLAN.

PROPOSAL 3

APPOINTMENT OF INDEPENDENT AUDITORS

    The Board of Directors of the Company, on the recommendation of its Audit Committee (consisting of directors who are neither officers nor employees of the Company), has appointed Ernst & Young LLP as independent auditors for the Company and its subsidiaries for 2001. As a matter of corporate practice, the Company is submitting the appointment of Ernst & Young LLP to shareholders for ratification. If shareholders fail to ratify the appointment, the Audit Committee will review its selection for subsequent years.

    Ernst & Young LLP has served as independent auditors for Ticketmaster since 1998 when the Company was formed by the merger of Ticketmaster Multimedia Holdings, Inc. and Citysearch, Inc. One or more members of the firm will attend the 2001 Annual Meeting. Ernst & Young LLP has indicated that it does not presently intend to make a statement at the 2001 Annual Meeting, but a member of the firm will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS.

STOCKHOLDER PROPOSALS

    No proposals have been submitted by stockholders for consideration at the Annual Meeting. Any proposal relating to a proper subject which an eligible stockholder of the Company may intend to present for action at the 2002 Annual Meeting of Stockholders of the Company must be received by the Secretary of the Company not later than the close of business on March 25, 2002, and not earlier than the close of business on February 22, 2002, to be considered for inclusion in the Company's proxy statement and form of proxy relating to that meeting. The Company anticipates that next year's annual meeting will take place on May 23, 2002.

OTHER MATTERS

    The Company does not know of any business other than that described herein which will be presented for consideration or action by the stockholders at the Annual Meeting. If, however, any other business shall properly come before the Annual Meeting, shares represented by Proxies will be voted in accordance with the best judgment of the persons named therein or their substitutes.

ANNUAL REPORT TO STOCKHOLDERS

    The Annual Report of the Company for the 2000 fiscal year is being mailed to stockholders together with this Proxy Statement.

    THE COMPANY WILL SEND TO STOCKHOLDERS UPON WRITTEN REQUEST, WITHOUT CHARGE, A COPY OF THE ANNUAL REPORT ON FORM 10-K (WITHOUT EXHIBITS) FOR THE YEAR ENDED DECEMBER 31, 2000 WHICH THE COMPANY HAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE REQUEST MUST BE DIRECTED TO THE ATTENTION OF THE SECRETARY, AT THE ADDRESS OF THE COMPANY SET FORTH ON THE FIRST PAGE OF THIS PROXY STATEMENT.

By Order of the Board of Directors,
Brad Serwin Secretary

Los Angeles, California
April 20, 2001

APPENDIX A

TICKETMASTER

AMENDED AND RESTATED 1999 STOCK PLAN

TICKETMASTER

1999 STOCK PLAN
(as Amended as of 02/01/01)

    1.  Purposes of the Plan.  The purposes of this 1999 Stock Plan are:

    •
    to attract and retain the best available personnel for positions of substantial responsibility,

    •
    to provide additional incentive to Employees, Directors and Consultants, and

    •
    to promote the success of the Company's business.

  Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.

    2.  Definitions.  As used herein, the following definitions shall apply:

      (a) "Administrator" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

      (b) "Applicable Laws" means the requirements relating to the administration of stock option plans under U. S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are, or will be, granted under the Plan.

      (c) "Board" means the Board of Directors of the Company.

      (d) "Code" means the Internal Revenue Code of 1986, as amended.

      (e) "Committee" means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

      (f)  "Common Stock" means the Class B Common Stock of the Company.

      (g) "Company" means Ticketmaster, a Delaware corporation.

      (h) "Consultant" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

      (i)  "Director" means a member of the Board.

      (j)  "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code.

      (k) "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

      (l)  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      (m) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

         (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

        (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

        (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

      (n) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

      (o) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

      (p) "Notice of Grant" means a written or electronic notice titled Notice of Grant of Stock Options and Option Agreement evidencing certain terms and conditions of an individual Option or Stock Purchase Right grant. The Notice of Grant is part of the Option Agreement.

      (q) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

      (r) "Option" means a stock option granted pursuant to the Plan.

      (s) "Option Agreement" means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

      (t)  "Option Exchange Program" means a program whereby outstanding Options are surrendered in exchange for Options with a lower exercise price.

      (u) "Optioned Stock" means the Common Stock subject to an Option or Stock Purchase Right.

      (v) "Optionee" means the holder of an outstanding Option or Stock Purchase Right granted under the Plan.

      (w) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

      (x) "Plan" means this 1999 Stock Plan.

      (y) "Restricted Stock" means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 11 of the Plan.

      (z) "Restricted Stock Purchase Agreement" means a written agreement between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock

  Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

      (aa) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

      (bb) "Section 16(b)" means Section 16(b) of the Exchange Act.

      (cc) "Service Provider" means an Employee, Director or Consultant.

      (dd) "Share" means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

      (ee) "Stock Purchase Right" means the right to purchase Common Stock pursuant to Section 11 of the Plan, as evidenced by a Notice of Grant.

      (ff) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

    3.  Stock Subject to the Plan.  Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 11,000,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

    If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option or Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

    4.  Administration of the Plan.

      (a)  Procedure.

         (i) Multiple Administrative Bodies.  The Plan may be administered by different Committees with respect to different groups of Service Providers.

        (ii) Section 162(m).  To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

        (iii) Rule 16b-3.  To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

        (iv) Other Administration.  Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

      (b)  Powers of the Administrator.  Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

         (i) to determine the Fair Market Value;

        (ii) to select the Service Providers to whom Options and Stock Purchase Rights may be granted hereunder;

        (iii) to determine the number of shares of Common Stock to be covered by each Option and Stock Purchase Right granted hereunder;

        (iv) to approve forms of agreement for use under the Plan;

        (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option or Stock Purchase Right granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

        (vi) to reduce the exercise price of any Option or Stock Purchase Right to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option or Stock Purchase Right shall have declined since the date the Option or Stock Purchase Right was granted;

       (vii) to institute an Option Exchange Program;

       (viii) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

        (ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

        (x) to modify or amend each Option or Stock Purchase Right (subject to Section 15(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

        (xi) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

       (xii) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option or Stock Purchase Right previously granted by the Administrator;

       (xiii) to make all other determinations deemed necessary or advisable for administering the Plan.

      (c)  Effect of Administrator's Decision.  The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Stock Purchase Rights.

    5.  Eligibility.  Nonstatutory Stock Options and Stock Purchase Rights may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

    6.  Limitations.

      (a) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

      (b) Neither the Plan nor any Option or Stock Purchase Right shall confer upon an Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such relationship at any time, with or without cause.

      (c) The following limitations shall apply to grants of Options:

         (i) No Service Provider shall be granted, in any fiscal year of the Company, Options to purchase more than 500,000 Shares.

        (ii) In connection with his or her initial service, a Service Provider may be granted Options to purchase up to an additional 1,000,000 Shares which shall not count against the limit set forth in subsection (i) above.

        (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 13.

        (iv) If an Option is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 13), the cancelled Option will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

    7.  Term of Plan.  Subject to Section 19 of the Plan, the Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 15 of the Plan.

    8.  Term of Option.  The term of each Option shall be stated in the Option Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

    9.  Option Exercise Price and Consideration.

      (a)  Exercise Price.  The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

         (i) In the case of an Incentive Stock Option

          (A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

          (B) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

        (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

        (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

      (b)  Waiting Period and Exercise Dates.  At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised.

      (c)  Form of Consideration.  The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

         (i) cash;

        (ii) check;

        (iii) promissory note;

        (iv) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

        (v) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

        (vi) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

       (vii) any combination of the foregoing methods of payment; or

       (viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

    10.  Exercise of Option.

      (a)  Procedure for Exercise; Rights as a Stockholder.  Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

      An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 of the Plan.

      Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

      (b) Termination of Relationship as a Service Provider. If an Optionee ceases to be a Service Provider, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

      (c) Disability of Optionee. If an Optionee ceases to be a Service Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

      (d) Death of Optionee. If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Optionee's estate or, if none, by the person(s) entitled to exercise the Option under the Optionee's will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

      (e) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted based on such terms and conditions as the

  Administrator shall establish and communicate to the Optionee at the time that such offer is made.

    11.  Stock Purchase Rights.

      (a)  Rights to Purchase.  Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

      (b)  Repurchase Option.  Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's service with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

      (c)  Other Provisions.  The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

      (d)  Rights as a Stockholder.  Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a stockholder, and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 13 of the Plan.

    12.  Non-Transferability of Options and Stock Purchase Rights.  Unless determined otherwise by the Administrator, an Option or Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option or Stock Purchase Right transferable, such Option or Stock Purchase Right shall contain such additional terms and conditions as the Administrator deems appropriate.

    13.  Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

      (a)  Changes in Capitalization.  Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option and Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

      (b)  Dissolution or Liquidation.  In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option or Stock Purchase Right shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

      (c)  Merger or Asset Sale.  In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option or Stock Purchase Right, the Optionee shall fully vest in and have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or Stock Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option or Stock Purchase Right shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

    14.  Date of Grant.  The date of grant of an Option or Stock Purchase Right shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

    15.  Amendment and Termination of the Plan.

      (a)  Amendment and Termination.  The Board may at any time amend, alter, suspend or terminate the Plan.

      (b)  Stockholder Approval.  The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

      (c)  Effect of Amendment or Termination.  No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Company, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

    16.  Conditions Upon Issuance of Shares.

      (a)  Legal Compliance.  Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

      (b)  Investment Representations.  As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

    17.  Inability to Obtain Authority.  The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

    18.  Reservation of Shares.  The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

    19.  Stockholder Approval.  The Plan shall be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

TICKETMASTER

1999 STOCK PLAN

STOCK OPTION AGREEMENT

    Unless otherwise defined herein, the terms defined in the 1999 Stock Plan shall have the same defined meanings in this Stock Option Agreement.

I. NOTICE OF STOCK OPTION GRANT

    As provided by the Company delivered to the employee under separate mailing.

  Termination Period:

    This Option may be exercised for three months after Optionee ceases to be a Service Provider. Upon the death or Disability of the Optionee, this Option may be exercised for one year after Optionee ceases to be a Service Provider. In no event shall this Option be exercised later than the Term/Expiration Date as provided above.

II. AGREEMENT

    1.  Grant of Option.  The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant sent under separate cover and referred to in Part I of this Agreement an option to purchase the number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price"), subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 15(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

    If designated in the Notice of Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option under Section 422 of the Code. However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the $100,000 rule of Code Section 422(d) it shall be treated as a Nonstatutory Stock Option ("NSO").

    2.  Exercise of Option.

      (a)  Right to Exercise.  This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement.

      (b)  Method of Exercise.  This Option is exercisable by delivery of an exercise notice, in the form attached as Exhibit A (the "Exercise Notice"), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be completed by the Optionee and delivered to the Option Administrator of the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

      No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with Applicable Laws.

    3.  Method of Payment.  Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

      (a) cash;

      (b) check;

      (c) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan; or

      (d) surrender of other Shares which (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

    4.  Non-Transferability of Option.  This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

    5.  Term of Option.  This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

    6.  Entire Agreement; Governing Law.  The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws, but not the choice of law rules, of Delaware.

    7.  NO GUARANTEE OF CONTINUED SERVICE.  OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

EXHIBIT A

TICKETMASTER

1999 STOCK PLAN

EXERCISE NOTICE

Ticketmaster
790 E. Colorado Blvd., Suite 200
Pasadena, CA 91101

Attention: Secretary

    1.  Exercise of Option.  Effective as of today,            , 20  , the undersigned ("Purchaser") hereby elects to purchase            shares (the "Shares") of the Class B Common Stock (the "Common Stock") of Ticketmaster (the "Company") under and pursuant to the 1999 Stock Plan (the "Plan") and the Stock Option Agreement (the "Option Agreement") dated            [enter the date of the option grant here]. The purchase price for the Shares shall be $            , as required by the Option Agreement.

    2.  Delivery of Payment.  Purchaser herewith delivers to the Company the full purchase price for the Shares.

    3.  Representations of Purchaser.  Purchaser acknowledges that Purchaser has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

    4.  Rights as Stockholder.  Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in Section 13 of the Plan.

    5.  Tax Consultation.  Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

    6.  Entire Agreement; Governing Law.  The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser's interest except by means of a writing signed by the Company and Purchaser. This agreement is governed by the internal substantive laws, but not the choice of law rules, of Delaware.

Submitted by:	Accepted by:
PURCHASER:	TICKETMASTER

Signature	By

Print Name	Its
Address:	Address:
790 E. Colorado Blvd., Suite 200 Pasadena, CA 91101

Date Received

APPENDIX B

TICKETMASTER

AUDIT COMMITTEE CHARTER

Ticketmaster

AUDIT COMMITTEE CHARTER

Organization

    This charter governs the operations of the audit committee. The committee shall review and reassess the charter at least annually and obtain the approval of the board of directors. The committee shall be appointed by the board of directors and shall comprise at least three directors, each of whom are independent of management and the Company. Members of the committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All committee members shall be financially literate, or shall become financially literate within a reasonable period of time after appointment to the committee, and at least one member shall have accounting or related financial management expertise.

Statement of Policy

    The audit committee shall provide assistance to the board of directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the board. In doing so, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors, the internal auditors and management of the Company. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

Responsibilities and Processes

    The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the board and report the results of their activities to the board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

    The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

  •
  The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the audit committee, as representatives of the Company's shareholders. The committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, recommend the replacement of the independent auditors. The committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the committee shall review and recommend to the board the selection of the Company's independent auditors, subject to shareholders' approval.

  •
  The committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation.

B-1

    Also, the committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk and legal and ethical compliance programs. Further, the committee shall meet separately with the internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations.

  •
  The committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purposes of this review.

  •
  The committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report of Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

B-2

ANNUAL MEETING OF STOCKHOLDERS
TICKETMASTER
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned hereby appoints Thomas J. McInerney and Bradley K. Serwin, and each or any of them with the power to appoint his substitute, as Proxies, with the powers the undersigned would possess if personally present, to vote, as designated below, all Class A Common Stock of the undersigned in Ticketmaster (the "Company") at the Annual Meeting of Stockholders on May 23, 2001, or any adjournments thereof. If you do not indicate how you wish to vote, the Proxies will vote for all nominees to the Board of Directors, for adoption of the amendment to the Company's 1999 stock plan, for the ratification of the appointment of Ernst & Young LLP to serve as the Company's independent auditors for the year ending December 31, 2001, and as they may determine, in their discretion, with regard to any other matter properly presented at the meeting.

1.	ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary, if any, below) / /	WITHHOLD AUTHORITY to vote for all nominees listed below. / /

Terry Barnes, Barry Diller, Victor Kaufman, Bryan Lourd, Jon Miller, John Pleasants, Michael Schrage, Alan Spoon

(To withhold authority to vote for an individual write that nominee's name on space provided below.)

2. THE PROPOSAL TO APPROVE THE AMENDMENT TO THE COMPANY'S 1999 STOCK PLAN

/ / FOR / / AGAINST / / ABSTAIN

3. THE PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP TO SERVE AS INDEPENDENT
AUDITORS FOR THE COMPANY AND ITS SUBSIDIARIES FOR THE YEAR ENDING DECEMBER 31, 2001

/ / FOR / / AGAINST / / ABSTAIN

4. SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE SAID MEETING AND ANY POSTPONEMENT OR ADJOURMENT THEREOF

(Continued on reverse side)

   THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE PROXY STATEMENT AND 2000 ANNUAL REPORT OF TICKETMASTER.

Date	, 2001

(signature)

(signature, if jointly held)

Please sign exactly as name appears at left. If stock is jointly held each owner should sign. Executors, Administrators, Trustees, Guardians and Corporate Officers should indicate their fiduciary capacity of full title when signing.

Please sign exactly as your name or names appears herein. A proxy executed by a corporation should be signed in the name(s) of its authorized officer(s). Executors, administrators and trustees should so indicate when signing.

ANNUAL MEETING OF STOCKHOLDERS
TICKETMASTER
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned hereby appoints Thomas J. McInerney and Bradley K. Serwin, and each or any of them with the power to appoint his substitute, as Proxies, with the powers the undersigned would possess if personally present, to vote, as designated below, all Class B Common Stock of the undersigned in Ticketmaster (the "Company") at the Annual Meeting of Stockholders on May 23, 2001, or any adjournments thereof. If you do not indicate how you wish to vote, the Proxies will vote for all nominees to the Board of Directors, for adoption of the amendment to the Company's 1999 stock plan, for the ratification of the appointment of Ernst & Young LLP to serve as the Company's independent auditors for the year ending December 31, 2001, and as they may determine, in their discretion, with regard to any other matter properly presented at the meeting.

1.	ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary, if any, below) / /	WITHHOLD AUTHORITY to vote for all nominees listed below. / /

Terry Barnes, Barry Diller, Victor Kaufman, Bryan Lourd, Jon Miller, John Pleasants, Michael Schrage, Alan Spoon

(To withhold authority to vote for an individual write that nominee's name on space provided below.)

2. THE PROPOSAL TO APPROVE THE AMENDMENT TO THE COMPANY'S 1999 STOCK PLAN

/ / FOR / / AGAINST / / ABSTAIN

3. THE PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP TO SERVE AS INDEPENDENT
AUDITORS FOR THE COMPANY AND ITS SUBSIDIARIES FOR THE YEAR ENDING DECEMBER 31, 2001

/ / FOR / / AGAINST / / ABSTAIN

4. SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE SAID MEETING AND ANY POSTPONEMENT OR ADJOURMENT THEREOF

(Continued on reverse side)

   THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE PROXY STATEMENT AND 2000 ANNUAL REPORT OF TICKETMASTER.

Date	, 2001

(signature)

(signature, if jointly held)

Please sign exactly as name appears at left. If stock is jointly held each owner should sign. Executors, Administrators, Trustees, Guardians and Corporate Officers should indicate their fiduciary capacity of full title when signing.

Please sign exactly as your name or names appears herein. A proxy executed by a corporation should be signed in the name(s) of its authorized officer(s). Executors, administrators and trustees should so indicate when signing.

QuickLinks

TICKETMASTER 3701 Wilshire Boulevard Los Angeles, California 90010
2001 ANNUAL MEETING OF STOCKHOLDERS MAY 23, 2001
VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS
TICKETMASTER CLASS B COMMON STOCK
TICKETMASTER CLASS A COMMON STOCK
USAI COMMON STOCK
USAI CLASS B COMMON STOCK
DIRECTORS
EXECUTIVE OFFICERS
SUMMARY COMPENSATION TABLE
OPTION GRANTS
AGGREGATED OPTION EXERCISES AND YEAR-END OPTION VALUES
EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION
PERFORMANCE GRAPH
REPORT OF THE AUDIT COMMITTEE
FEES PAID TO OUR INDEPENDENT AUDITORS
CERTAIN TRANSACTIONS
COMPANY PROPOSALS
PROPOSAL 1 ELECTION OF DIRECTORS
PROPOSAL 2 APPROVAL OF AMENDMENT TO 1999 STOCK PLAN
PROPOSAL 3 APPOINTMENT OF INDEPENDENT AUDITORS
STOCKHOLDER PROPOSALS
OTHER MATTERS
ANNUAL REPORT TO STOCKHOLDERS
APPENDIX A TICKETMASTER AMENDED AND RESTATED 1999 STOCK PLAN
TICKETMASTER 1999 STOCK PLAN (as Amended as of 02/01/01)
TICKETMASTER 1999 STOCK PLAN STOCK OPTION AGREEMENT
EXHIBIT A TICKETMASTER 1999 STOCK PLAN EXERCISE NOTICE
APPENDIX B TICKETMASTER AUDIT COMMITTEE CHARTER
Ticketmaster